UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 12, 2014
Date of report (Date of earliest event reported)

Amyris, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100, Emeryville, CA	94608
(Address of principal executive offices)	(Zip Code)

(510) 450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers.

As previously disclosed in Item 5.02 of the Form 8-K filed by Amyris, Inc. (the “Company”) on March 10, 2014, effective upon the Company’s Annual Meeting of Stockholders on May 12, 2014 (the “Annual Meeting”), Arthur Levinson resigned as a member of the Board.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 12, 2014, the Company held its Annual Meeting for the following purposes:

•	To elect the four Class I directors nominated by the Company’s Board of Directors (the “Board”) to serve on the Board for a three-year term.
•
To approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Company’s 2014 proxy statement, pursuant to the Security and Exchange Commission’s compensation disclosure rules (the “Say on Pay Proposal”).

•
To approve an amendment to the Company’s certificate of incorporation to increase the number of total authorized shares from 205,000,000 to 305,000,000 and the number of authorized shares of common stock from 200,000,000 to 300,000,000.

•	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.
•
To approve the issuance of up to $21.7 million in aggregate principal amount of senior secured convertible promissory notes in a private placement and the issuance of common stock issuable upon conversion of such notes in accordance with NASDAQ Marketplace Rule 5635.

•	To act upon such other matters properly brought before the Annual Meeting or any postponement or adjournment thereof.

The following Class I directors were elected to the Board based on the following votes:
	For	Withhold	Broker Non-Vote
Geoffrey Duyk	52,151,392	61,115	9,261,207
Carole Piwnica	52,105,527	106,980	9,261,207
Fernando Reinach	52,152,350	60,157	9,261,207
HH Sheikh Abdullah bin Khalifa Al Thani	48,814,374	3,398,133	9,261,207

The Say on Pay Proposal was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
50,011,657	2,180,539	20,311	9,261,207

The amendment to the Company’s certificate of incorporation was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
60,042,539	1,350,040	81,135	--

The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
61,278,564	178,103	17,047	--

The proposal to issue up to $21.7 million in aggregate principal amount of senior secured convertible promissory notes in a private placement and the issuance of common stock issuable upon conversion of such notes in accordance with NASDAQ Marketplace Rule 5635 was approved by the following vote:

For	Against	Abstain	Broker Non-Vote
52,057,133	136,305	19,069	9,261,207

No further business was brought before the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: May 13, 2014	By:	/s/ Nicholas Khadder
Nicholas Khadder
SVP and General Counsel